SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): June 20, 2005

                                 EDO Corporation
             (Exact name of Registrant as specified in its charter)

          New York                        3812                   11-0707740
      (State or Other               (Primary Standard         (I.R.S. Employer
      Jurisdiction of           Industrial Classification    Identification No.)
Incorporation or Organization)         Code Number)

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                         60 East 42nd Street 42nd Floor
                               New York, NY 10165
                                  212.716.2000
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

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                                 Not applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 7.01         Regulation FD Disclosure

On June 20, 2005, EDO Corporation received a letter contract signifying the intention of the Department of the Army to execute a contractual modification to existing contract W15P7T-04-C-L001. The purpose of this modification is "to procure 520 Warlock Red and 520 Warlock Green Electronic Countermeasure (ECM) Systems in their combined configuration with associated spares and CLS services on a Firm-Fixed-Price and Time and Materials basis in support of Operation Enduring Freedom (OEF) and Operation Iraqi Freedom (OIF)."

In accordance with FAR 52.216-23, "Execution and Commencement of Work", EDO is to immediately commence performance of the work associated with this urgent modification. Price and delivery schedules will be finalized in the definitive contract.

A Not-To-Exceed (NTE) ceiling price of $69,365,674 has been established for this contract modification. In accordance with DFARS 217.7404-4, "Limitations on Obligations", the Government shall not obligate more than 49% of the NTE price prior to definitization. Therefore, EDO is authorized under this "Undefinitized Contractual Action" to expend funds up to $33,989,180, which is 49% of the NTE price.

This contractual action was announced publicly by the Department of Defense at 5:00 p.m. on June 23, 2005.

The information in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                    SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 24, 2005


                             EDO CORPORATION


                             By:        /s/ Frederic B. Bassett

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                                Name:      Frederic B. Bassett
                                Title: Vice President-Finance, Treasurer and Chief Financial Officer